Sidoti & Company - 16th Annual Investor Forum
New York, NY March 20, 2012
Financial Update

UTILITY
WORK
AHEAD

NorthWestern Energy
Delivering a Bright Future

Who we are
 Financial update
 Investment opportunity outlook
 Appendix
 - Financial statements
 - Regulatory update

Outline

3
Forward looking statements
During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”
The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted.  Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

Who we are
ð Our Vision: Enriching lives through a safe, sustainable
 energy future
ð Our Mission: Working together to deliver safe, reliable
 and innovative energy solutions
ð Our Values:
Safety
Excellence
Respect
Value
Integrity
Community
Environment

Battle Creek
Montana
North Dakota
Coyote 1
Minnesota
Mill Creek
Colstrip Unit 4
Big Stone
South Dakota
YELLOWSTONE NATIONAL PARK
Wyoming
Iowa
Neal 4
Nebraska
Natural Gas
Electric
Electric Generating Plants
Natural Gas Reserves

NorthWestern Energy
Delivering a Bright Future

Geographically positioned for success
ð Our service territory covers some of the
 best wind regimes in the nation
ð We have the opportunity to provide
 transmission services into two different
 markets (West and Midwest)
Great wind profile
Low unemployment rates
ð A fully-regulated utility located in states
 with relatively stable economies with
 opportunity for system investment and
 grid expansion

We are a fully-regulated utility

Energy Supply

Electric (MW)	MT	SD	Total
Base load coal	222	210	432
Other resources	150	106	256

Natural Gas (Bcf)	MT	SD	Total
Proven reserves	7.7	-	7.7
Annual production	0.55	-	0.55
Storage	17.8	-	17.8

Transmission

2011 Tx for Others	MT	SD	Total
Electric (GWh)	9,100	100	9,200
Natural Gas (Bcf)	18.3	-	18.3

System (miles)	MT	SD	Total
Electric	7,000	1,300	8,300
Natural gas	2,000	55	2,055

Distribution

Demand	MT	SD / NE [1]	Total
Daily MWs	750	172	922
Peak MWs	1,227	341	
Annual GWhs	6,600	1,500	8,100
Annual Bcf	21	11	32

Customers	MT	SD / NE	Total
Electric	339,400	61,100	400,500
Natural gas	182,100	85,700	267,800
	521,500	146,800	668,300

System (miles)	MT	SD / NE	Total
Electric	17,300	2,000	19,300
Natural gas	5,000	2,320	7,320

Note: Statistics above are as of 12/31/2011
(1) Nebraska is a natural gas only jurisdiction

Gross Margin by Service
76% Electric
24% Natural Gas

Gross Margin by State
82% Montana
16% South Dakota
2% Nebraska

and 80% Montana / 20% South Dakota and Nebraska.

NorthWestern Energy
Delivering a Bright Future

A multi-state electric & natural gas utility
The “80 / 20” rules of NorthWestern. We are approximately 80% electric / 20% natural gas
Note: Data above reflects full year 2011 results .

Electric Customers
80% Residential
18% Commercial
2% Industrial & other
Load (MWh)
29% Residential
41% Commercial
30% Industrial & other
Natural Gas Customers
88% Residential
12% Commercial
0% Industrial & other
Load (Dkt)
60% Residential
39% Commercial
1% Industrial & other

Note: Data above reflects full year 2011 results .

Approximately 80% of our customers are residential and 20% commercial and industrial.

NorthWestern Energy
Delivering a Bright Future

A diverse distribution customer base

Residential Electric
(750 kwh)
$93.01 National Average
$80.19
$72.18
NWE MT
NWE SD
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0

Residential Natural Gas
(100 therms)
$97.90 National Average
$90.25
$87.27
$85.60
NWE MT
NWE SD
NWE NE
$110
$105
$100
$95
$90
$85
$80
$75
$70
$65
$60

Electric source: Edison Electric Institute Typical Bills and Average Rates Report, January 1, 2011. Monthly "bundled" costs for supply & delivery
Natural gas source: www.eia.doe.gov. - US Natural Gas Sector Report for average cost of gas sold as of January 1, 2011. as reported in June 2011

NorthWestern Energy
Delivering a Bright Future

With competitive customer rates
Typical
Customer
bills

Who we are
 Financial update
 Investment opportunity outlook
 Appendix
 - Financial statements
 - Regulatory update

Outline

A history of strong cash flows

Components of Free Cash Flow
$300
$200
$100
$0
-$100
-$200
-$300
Millions
2005
2006
2007
2008
2009 (1)
2010
2011
9.4% Maintenance Capex (2)

Resulting Free Cash Flow (3)
6.4% CAGR
$70
$60
$50
$40
$30
$20
$10
$0
Millions
2005
2006
2007
2008
2009
2010
2011

(1) 2009 Cash Flow from Operations is adjusted to add back pension funding in excess of expense and Ammondson settlement paid.
(2) Utility maintenance capex only, excludes investment growth projects.
(3) Free Cash Flow = Cash from Operations less Maintenance Capex and Dividends

FitchRatings

"NorthWestern is one of the few companies in Fitch's utility universe that is free cash flow positive, and internal cash flows are expected to fund a large percentage of NorthWestern's future growth capex projects."

Fitch Report on NorthWestern
April 14, 2011

Positive earnings trend and Net Operating Losses expected to provide strong cash flows to fund future investment.

NorthWestern Energy
Delivering a Bright Future

8.1% Cash From
 Operations
6.5% Dividend Growth
Compounded Annual
Growth Rate (CAGR)

100%
90%
80%
70%
60%
50%
40%
Pension Funded Status as of Year-End 2011
Size of bubble represents relative size of pension plan assets
WR 54%
IDA 60%
MGEE 61%
EDE 66%
UIL 69%
ALE 72%
POR 77%
CHG 78%
VVC 79%
NWE 81%
CNL 86%

As a result of significant pension contributions and solid market returns in 2009 & 2010, we are better positioned than most of our peers at December 31, 2011.

NorthWestern Energy
Delivering a Bright Future

Solid pension funding
NorthWestern Energy’s Pension Assumptions
ð Target allocation 50% equity and 50% fixed income
ð Expected long-term rate of return of 7.00%
ð Discount rate of 4.40 - 4.55%
Six remaining identified peers had not yet filed year-end 2011 financial information as of 02/27/12 and are not included above.
 These companies include AVA, BKH, EE, GXP, PNM, and UNS.

A strong credit profile

Secured Credit Ratings
S&P
Moody's
Fitch
A/A2/A
A-/A3/A-
BBB+/Baa1/BBB+
BBB/Baa2/BBB
BBB-/Baa3/BBB-
BB+/Ba1/BB+
Investment Grade
2005
2006
2007
2008
2009
2010
2011
2012

- Long-term targeted total debt to capitalization of 50-55% with a current capitalization of 55.6%(1)
- Total liquidity of $136 million as of Dec 31, '11
- Refinanced nearly all debt in the last 2 years
  - Lowered average coupon on long-term debt by 1.2% and extended maturities
  - Amended and restated revolving credit facility extending term, increasing size and lowering costs.

Debt Maturity Schedule (2)
Millions
$300
$250
$200
$150
$100
$50
$0
'12 '13 '14 '15 '16 '17 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 '34 '35 '36 '37 '38 '39

(1) Total capitalization as of 12/31/11, excluding Basin Creek capital lease / PPA.
(2) Excludes outstanding 12/31/11 commercial paper balance of $166.9 million.

Significant improvement in our credit profile over the past several years resulting in a low to mid single A debt rating by all three major agencies. No significant maturities until after 2016.

NorthWestern Energy
Delivering a Bright Future

A security rating is not a recommendation to buy, sell or hold securities. Such rating may be subject to revision or withdrawal at any time by the credit rating agency and each rating should be evaluated independently of any other rating.

2005 - 2012E*
Compounded Annual
Growth Rate (CAGR)
DIVIDEND 5.8%
EPS (Diluted) 5.1%
Earnins Per Share (EPS)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Dividend payout ratio
DIVIDEND
EPS (Diluted)
$1.00 $1.71
$1.24 $1.00
$1.28 $1.44
$1.32 $1.78
$1.34 $2.02
$1.36 $2.14
$1.44 $2.55
$1.48 $2.43
2005
2006
2007
2008
2009
2010
2011
2012*
130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Target Range
Dividend Payout Ratio

* 2012 estimate assumes midpoint of guidance range of $2.35 - $2.50 and current annualized dividend of $1.48 per share.

A history of steady earnings and dividend growth.
Targeted dividend payout ratio 60 - 70% and currently a dividend yield of 4-5%

NorthWestern Energy
Delivering a Bright Future

A history of earnings and dividend growth

Fully Diluted Earnings Per Share
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
$1.71
$1.00
$1.44
$1.78
$2.02
$2.14
$2.53
2012 Guidance $2.35-$2.50
2005
2006
2007
2008
2009
2010
2011
2012

Compounded Annual Growth Rate (CAGR)

6 Year ('05 - '11):	*6.7%*
4 Year ('07 - '11):	*15.1%*

- *Dave Gates Generating Station outage costs fully recovered;*
- *Fully diluted average shares outstanding of 37.0 million; and*
- *Normal weather in the Company's electric and natural gas service territories for 2012*

Reaffirming 2012 earning guidance
Reaffirming 2012 guidance range of $2.35-$2.50 based upon, but not limited to, the following major assumptions and expectations:
• A consolidated income tax rate of approximately 18% - 20% of pre-tax income;
•No significant scheduled, or unscheduled, maintenance at Colstrip Unit 4, Neal or Big Stone Plants;
•No expected increase in insurance reserves or insurance recoveries in 2012;

- Distribution System Infrastructure Project (DSIP)

Investment opportunity outlook
ð Energy Supply
 – Big Stone/Neal pollution control
 – South Dakota natural gas peaking generation
 – Montana Spion Kop Wind facility
 – South Dakota Titan Wind facility buyout
 – Other vertical integration opportunities in Montana
 including gas reserves or base load generation
ð Transmission
 – Network upgrades and large generation
 interconnections
 – Colstrip 500kV upgrade
 – Mountain States Transmission Intertie (MSTI)
 – 230kV Renewable Collector System
 – South Dakota transmission opportunities
ð Distribution

Demand vs Supply (Heavy & Light combined)
Forecasted demand
All other contracted supply
PPL Contracts
Spion Kop (pending approval)
Owned resources
Monthly MWhs
700,000
600,000
500,000
400,000
300,000
200,000
100,000
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Demand vs Supply (Light load only)
Monthly MWhs
300,000
250,000
200,000
150,000
100,000
50,000
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16

We are currently evaluating build, acquisition, or other market alternatives to meet forecasted supply gap after PPL contracts expire (75MW in June of 2012 and 200 MWs in June 2014)

Montana base load opportunity
Our post PPL supply
opportunity is
approximately
200 GWh / month or
about 280 MWs of
capacity

PP&E correlation with Market Value

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$millions
Gross PP&E
Net PP&E
Enterprise Value
Market Cap
2005
2006
2007
2008
2009
2010
2011

We believe our continued investment in our system to provide an even more safe and reliable service to our customers also provides additional value for our shareholders.

NorthWestern Energy
Delivering a Bright Future

Hard assets providing value
2005-07 valuation affected by pending and
ultimately terminated acquisition

Maintenance capex vs. depreciation
$200
$150
$100
$50
$0
($50)
($100)
($150)
($millions)
2005
2006
2007
2008
2009
2010
2011
Distribution System Infrastructure Project (DSIP) Capital
Maintenance capex
Depreciation
Cumulative capex in excess of depreciation

Over the last seven years we have invested approximately $770 million in maintenance & DSIP capital, or $172 million in excess of depreciation.

NorthWestern Energy
Delivering a Bright Future

Growing investment in our existing system

Consolidated Rate Base Investment Potential
Millions
$2,000
$1,500
$1,000
$500
$-
2005
2006
2007
2008
2009
2010
2011E
2012E
9.0% CAGR
11.9% CAGR
Natural Gas DSIP
Battle Creek
Spion Kop
DGGS
SD Peaking Facility
Colstrip Unit 4
Electric DSIP
Transmission projects
Big Stone / Neal pollution control
Ongoing maintenance capex in excess of depreciation
Natural Gas
Electric

Significant reinvestment into our existing system and investment growth opportunities, which improve reliability and stabilize rates for our customers, are estimated to nearly double our 2005 rate base.

NorthWestern Energy
Delivering a Bright Future

Great investment growth opportunities

High
High
High
High
High to Medium
High to Medium
High to Medium
Medium to Low
Medium to Low
Medium to Low
High
2012
2013
2014
2015
2016
2017
2018

Project	Capital Opportunity ($millions) Low		High	Jurisdiction
Big Stone pollution control equipment	$130	to	$150	SDPUC
Neal pollution control equipment	$15	to	$25	SDPUC
South Dakota peaking generator (60 MW)	$65	to	$75	SDPUC
Spion Kop - Montana renewable generation (40 MW)	$86	to	$86	MPSC
South Dakota renewable generation (25 MW)	$30	to	$50	SDPUC
Incremental natural gas reserves	$100	to	$200	MPSC
Colstrip 500 kV Upgrade	$40	to	$75	FERC
MSTI (assumes 50% ownership)	$450	to	$550	FERC
First 230 kV Renewable Collector	$200	to	$250	FERC
So. Dakota Transmission (assumes 50% ownership)	$150	to	$250	FERC
Distribution System Integrity Program (DSIP)	$250	to	$300	MPSC
	$1,516	**to**	**$2,011**	

NorthWestern Energy
Delivering a Bright Future

Investment project summary
Several opportunities exist to further increase and diversify earnings as compared to our approximately $1.8 billion of rate base today. Additional Montana base load opportunities are currently being evaluated and may be incorporated at the appropriate time.
Note: Color / label indicate NorthWestern Energy's current probability of execution and timing of expenditures.
Adjustments to the project summary since last presented at EEI in November 2011 include:
 - Spion Kop changed from Yellow to Green based upon MPSC pre-approval and timing delays in all 4 transmission projects
Changed to Green with MPSC pre-approval granted Feb ‘12

Distribution
46%
Energy Supply
30%
Transmission & Transportation
24%

2011 business mix

DSIP - Electric
DSIP - Natural gas
Big Stone Pollution Control
Neal Pollution Control
So. Dakota Peaker
Spion Kop
So. Dakota Wind
Natural gas reserves
500 kV Upgrade
MSTI (50%)
230 kV Collector
So. Dakota Transmission (50%)

Distribution
31%
Energy Supply
30%
Transmission & Transportation
39%

2011 pro forma for investment opportunities

	Percent of spend @ midpoint	Capital opportunity ($millions) Low	High
High	34%	$546	$636
High to Medium	14%	$170	$325
Medium to Low	52%	$800	$1,050
Total	100%	$1,516	$2,011

Current investment opportunities could provide a nice "rebalance" to our business mix. The pro forma illustration above is not probability weighted.

NorthWestern Energy
Delivering a Bright Future

Another way to slice the pie
(at midpoint of range)

Conclusion

- *Fully-regulated utility*
- *Financially sound*
- *Strong cash flows*
- *Attractive dividend*
- *Realistic investment opportunities to invest Free Cash Flow*

NorthWestern Energy
Delivering a Bright Future

Who we are
 Financial update
 Investment opportunity outlook
 Appendix
 - Financial statements
 - Regulatory update
Outline

(in thousands)

	Year Ended December 31,		
	2011	2010	Variance
Operating Revenues	$1,117,316	$ 1,110,720	$ 6,596
Cost of Sales	494,559	531,089	(36,530)
Gross Margin	**622,757**	**579,631**	**43,126**
Operating Expenses			
Operating, general & administrative	267,160	237,047	30,113
Property and other taxes	89,122	88,198	924
Depreciation	100,926	91,769	9,157
Total Operating Expenses	**457,208**	**417,014**	**40,194**
Operating Income	**165,549**	**162,617**	**2,932**
Interest Expense	(66,859)	(65,826)	(1,033)
Other Income	3,931	6,345	(2,414)
Income Before Taxes	**102,621**	**103,136**	**(515)**
Income Taxes	(10,065)	(25,760)	15,695
Net Income	**$ 92,556**	**$ 77,376**	**$ 15,180**
Average Common Share Outstanding	36,258	36,190	68
Basic Earnings Per Average Common Share	$ 2.55	$ 2.14	$ 0.41
Diluted Earnings Per Average Common Share	$ 2.53	$ 2.14	$ 0.39

NorthWestern Energy
Delivering a Bright Future

Consolidated statement of income

(in thousands)	Year Ended December 31, 2011		Year Ended December 31, 2010	
Net Income	$	**92,556**	$	**77,376**
Depreciation		100,926		91,769
Amort. of debt issue costs, discount, deferred hedge gain and restricted stoc		3,165		3,449
Equity portion of allowance for funds used during construction		(1,877)		(6,564)
Loss on sale of assets		811		11
Deferred income taxes		64,065		48,783
Changes in current assets and liabilities		1,576		(1,766)
Other noncurrent assets and liabilities		(27,465)		5,862
Cash provided by operating activities		**233,757**		**218,920**
PP&E additions		(188,730)		(228,373)
Asset acquisition				(12,372)
Proceeds from sale of assets		209		69
Cash used in investing activities		**(188,521)**		**(240,676)**
Dividends on common stock		(51,909)		(48,997)
Issuance of long-term borrowings, net		-		225,000
Issuance of short-term borrowings, net		166,934		-
Repayment of long term debt		(6,589)		(231,152)
Line of credit borrowings		80,000		695,000
Line of credit repayments		(233,000)		(608,000)
Treasury stock activity		153		(185)
Financing costs		(1,131)		(8,020)
Cash used in financing activities		**(45,542)**		**23,646**
Increase in Cash and Cash Equivalents		**(306)**		**1,890**
Beginning Cash		6,234		4,344
Ending Cash	$	**5,928**	$	**6,234**

NorthWestern Energy
Delivering a Bright Future

Consolidated statement of cash flows

(in thousands)	December 31, 2011	December 31, 2010
Cash	5,928	6,234
Restricted cash	12,716	12,862
Accounts receivable, net	147,151	143,304
Inventories	59,532	50,701
Other current assets	64,872	89,953
Goodwill	355,128	355,128
PP&E and ther non-current assets	2,565,111	2,379,487
Total Assets	**$ 3,210,438**	**$ 3,037,669**
Payables	76,735	75,042
Current maturities of long-term debt & capital leases	5,162	7,854
Short-term borrowings	166,934	
Other current liabilities	227,123	221,073
Long-term debt & capital leases	937,967	1,096,068
Other non-current liabilities	937,405	817,285
Shareholders' equity	859,112	820,347
Total Liabilities and Equity	**$ 3,210,438**	**$ 3,037,669**
Capitalization:		
Current maturities of long-term debt & capital leases	5,162	7,854
Short Term borrowings	166,934	-
Long Term Debt & Capital Leases	937,967	1,096,068
Less: Basin Creek Capital Lease	(34,281)	(35,545)
Shareholders' Equity	859,112	820,347
Total Capitalization	**$ 1,934,894**	**$ 1,888,724**
Ratio of Equity to Capitalization	44.4%	43.4%
Ratio of Debt to Capitalization	55.6%	56.6%

NorthWestern Energy
Delivering a Bright Future

Consolidated balance sheet

($millions, except EPS)

	Twelve Months Ended, December 31, 2010	DGGS interim rates	Electric retail volumes	Natural gas retail volumes	Expiration of a power sales agreement	Montana electric rate increase	Montana property tax tracker	Transmission capacity	Settlement received during 2010 (related to coal supply costs at Colstrip)	South Dakota wholesale electric	Montana natural gas rate decrease	Gas production	Operating expenses recovered in a tracker	Insurance settlements and recoveries	Labor	DGGS operating costs	Plant operator costs	Bad debt expense	Abandoned gas transmission project	Nonemployee directors deferred compensation	Flow-through of state bonus depreciation deduction	Prior year permanent return to accrual adjustment	Flow-through repairs deduction	Recognition of state NOL benefit	All other, net	Twelve Months Ended, December 31, 2011
Gross Margin	$ 579.6	27.0	6.5	3.5	6.0	3.7	(3.6)	(2.8)	(1.0)	(0.7)	(1.0)	1.5	4.5												(0.5)	$ 622.8
Operating Expenses																										
Op.,Gen., & Administrative	237.0											0.8	4.5	8.8	5.4	3.9	4.0	1.0	0.8	1.1					(0.2)	267.2
Prop. & other taxes	88.2																								0.9	89.1
Depreciation	91.8																								9.1	100.9
Total Operating Expense	417.0	-	-	-	-	-	-	-	-	-	-	0.8	4.5	8.8	5.4	3.9	4.0	1.0	0.8	1.1	-	-		-	9.9	457.2
Operating Income	162.6	27.0	6.5	3.5	6.0	3.7	(3.6)	(2.8)	(1.0)	(0.7)	(1.0)	0.7	-	(8.8)	(5.4)	(3.9)	(4.0)	(1.0)	(0.8)	(1.1)	-	-		-	(10.4)	165.5
Interest Expense	(65.8)																								(1.1)	(66.9)
Other Income (Expense)	6.3																			1.1					(3.5)	3.9
Income Before Inc. Taxes	103.1	27.0	6.5	3.5	6.0	3.7	(3.6)	(2.8)	(1.0)	(0.7)	(1.0)	0.7	-	(8.8)	(5.4)	(3.9)	(4.0)	(1.0)	(0.8)	-	-		-	-	(14.9)	102.6
Income Tax Benefit (Expense)[1]	(25.8)	(10.4)	(2.5)	(1.3)	(2.3)	(1.4)	1.4	1.1	0.4	0.3	0.4	(0.3)	-	3.4	2.1	1.5	1.5	0.4	0.3	-	5.3	4.2	3.7	2.4	5.6	(10.1)
Net Income (Loss)	$ 77.4	16.6	4.0	2.2	3.7	2.3	(2.2)	(1.7)	(0.6)	(0.4)	(0.6)	0.4	-	(5.4)	(3.3)	(2.4)	(2.5)	(0.6)	(0.5)	-	5.3	4.2	3.7	2.4	(9.4)	$ 92.6
Fully Diluted Shares	36.22																								0.33	36.55
Fully Diluted EPS	$ 2.14	0.45	0.11	0.06	0.10	0.06	(0.06)	(0.05)	(0.02)	(0.01)	(0.02)	0.01	-	(0.15)	(0.09)	(0.07)	(0.07)	(0.02)	(0.01)	-	0.15	0.11	0.10	0.07	(0.26)	$ 2.53

1.) Income Tax Benefit (Expense) calculation on reconciling items assumes normal effective tax rate of 38.5%.

NorthWestern Energy
Delivering a Bright Future

Earnings reconciliation

Twelve Months Ended December 31,	
	2011	2010
	(in millions)	
Income Before Income Taxes	**$102.6**	**$103.1**
Income tax calculated at 35% Federal statutory rate	(35.9)	(36.1)
Permanent or flow through adjustments		
Flow-through repairs deductions	13.4	9.7
Flow-through of state bonus depreciation deduction	7.6	2.3
Recognition of state NOL benefit	2.4	-
Prior year permanent return to accrual adjustments	3.9	(0.3)
State income tax & other, net	(1.5)	(1.4)
	$25.8	$10.3
Income tax expense	($10.1)	($25.8)
Effective Tax Rate	-9.8%	-25.0%

		2011 Actual		
GAAP EPS (Diluted)		$ 2.53		
2011 favorable weather		(0.05)		
2011 tax adjustments		(0.17)		
Q3 '11 settlement on workers compensation claim		0.05		
Hydro conditions affecting transmission		0.05		
		$ (0.12)		
Adjusted (ongoing) EPS at high-end of 2011 range		$ 2.41		
Final 2011 Guidance Range	$ 2.30	to	$ 2.40	

NorthWestern Energy
Delivering a Bright Future

Other miscellaneous earnings items

Montana Public Service Commission

Commissioners are elected in statewide elections from each of five districts. Chairperson is elected by fellow Commissioners. Commissioner term is 4 years, Chairperson term is 2 years.

Name	Party	Began Serving	Term Ends
Bill Gallagher	R	Jan-11	Jan-15
Gail Gutsche	D	Jan-09	Jan-13
Travis Kavulla (Chairman)	R	Jan-11	Jan-15
Brad Molnar	R	Jan-05	Jan-13
John Vincent	D	Jan-09	Jan-13

Nebraska Public Service Commission

Commissioners are elected in statewide elections. Chairperson is elected by fellow Commissioners. Commissioner term is 6 years, Chairperson term is 1 year.

Name	Party	Began Serving	Term Ends
Anne Boyle	D	Jan-97	Jan-15
Rod Johnson (Chairman)	R	Jan-93	Jan-17
Frank Landis Jr.	R	Jan-89	Jan-13
Tim Schram	R	Jan-07	Jan-13
Gerald Vap	R	Aug-01	Jan-17

South Dakota Public Utilities Commission

Commissioners are elected in statewide elections. Chairperson is elected by fellow Commissioners. Commissioner term is 6 years, Chairperson term is 1 year.

Name	Party	Began Serving	Term Ends
Kristie Fiegen	R	Aug-11	Jan-13
Gary Hanson	R	Jan-03	Jan-15
Chris Nelson (Chairman)	R	Jan-11	Jan-17

Our Commissioners

Plant / Unit	Fuel	Capacity (MWs)	Ownership Share (MW)	NAAQS PM 2.5	NAAQS Ozone	NAAQS S02	NAAQs NOx	Clean Air / Tx Rule	Regional Haze / BART	Utility MACT	316 (b)	CCR	Effluent Guidelines	RICE
Joint Owned Facilities [1]														
Colstrip 3 & 4	Coal	1480	222	0*	0*	0*	0*	NA	c*	c*	0*	c*	NA	NA
Big Stone	Coal	475	111	0*	0*	0*	0*	NA	M**	s*	0*	m*	NA	NA
Neal # 4	Coal	640	56	0*	0*	M**	0*	M**	M**	M**	s**	m*	m*	NA
Coyote I	Coal	427	42.7	0*	0*	0*	0*	NA	s**	s*	0*	m*	0*	NA
Wholly Owned Facilities														
Dave Gates Generating Station	Nat. Gas	150	150	0*	0*	0*	0*	NA	0*	NA	NA	NA	NA	NA
Aberdeen	Fuel Oil	28.8	28.8	0*	0*	0*	0*	NA	0*	NA	NA	NA	NA	NA
Huron Units 1 & 2	Nat. Gas	58	58	0*	0*	0*	0*	NA	0*	NA	NA	NA	NA	NA
Reciprocating Engine Generators, SD	Fuel Oil	var. < 10	var. < 10	0*	0*	0*	0*	NA	0*	NA	NA	NA	NA	UE
Reciprocating Engine Generators,YNP	Fuel Oil	var. < 10	var. < 10	0*	0*	0*	0*	NA	0*	NA	NA	NA	NA	UE

UE - Currently under evaluation
NA - Does not apply to facility
0 - Compliance Required, no impact expected $0
m - Compliance Required, minimal impact expected < $1M
s - Compliance Required, some impact expected $1M-10M
c - Compliance Required, considerable impact expected +$10M - $75M
M - Compliance Required, Major impact expected +$75M

Same Project at Neal provides for compliance across indicated rules
Scope of Project includes installation of Dry Scrubber, Baghouse, SNCR and ACI

* - estimated impact
** - identified budgeted impact

(1) Note: Impact estimates ($'s) are for entire facility, not just NWE's share

NorthWestern Energy
Delivering a Bright Future

Environmental compliance